UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2011

WELLS CORE OFFICE INCOME REIT, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54248	26-0500668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

6200 The Corners Parkway
Norcross, Georgia 30092-3365
(Address of principal executive offices)

Registrant's telephone number, including area code: (770) 449-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Core Office Income REIT, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated September 28, 2011 and filed on September 29, 2011 to provide the required financial statements relating to the acquisition by the Registrant of the Westway II Building, as described in such Current Report.
Item 9.01.     Financial Statements and Exhibits.

(a)    Financial Statements. The following financial statements of the Westway II Building and the Registrant are submitted at the end of this Form 8-K/A and are filed herewith and incorporated herein by reference.

(b)    Pro Forma Financial Information. See Paragraph (a) above.

Westway II Building

Independent Auditors' Report	F-1

Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2010 (audited) and for the six months ended June 30, 2011 (unaudited)	F-2

Notes to Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2010 (audited) and for the six months ended June 30, 2011 (unaudited)	F-3

Wells Core Office Income REIT, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-5

Pro Forma Balance Sheet as of June 30, 2011 (unaudited)	F-6

Pro Forma Statement of Operations for the six months ended June 30, 2011 (unaudited)	F-9

Pro Forma Statement of Operations for the year ended December 31, 2010 (unaudited)	F-11

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS CORE OFFICE INCOME REIT, INC.

Dated: November 4, 2011	By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President, Secretary and Treasurer

3

INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors of
Wells Core Office Income REIT, Inc.
Atlanta, Georgia

We have audited the accompanying statement of revenues over certain operating expenses of the Westway II Building (the “Building”) for the year ended December 31, 2010. This statement is the responsibility of the Building's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Building's revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues over certain operating expenses described in Note 2 of the Building for the year ended December 31, 2010 in conformity with U.S. generally accepted accounting principles.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia
November 4, 2011

Westway II Building
Statements of Revenues Over Certain Operating Expenses
For the year ended December 31, 2010 (audited)
and the six months ended June 30, 2011 (unaudited)

	June 30, 2011	December 31, 2010
	(unaudited)
Revenues:
Base rent	$1,977,382	$3,862,549
Tenant reimbursements	1,099,688	1,986,714
Other revenues	38,846	50,964
Total revenues	3,115,916	5,900,227

Expenses:
Real estate taxes	577,337	1,048,892
Utilities	236,927	511,760
Repairs and maintenance	103,390	161,833
Cleaning	95,017	192,792
Management fees	49,020	104,151
Other	261,770	484,035
Total expenses	1,323,461	2,503,463
Revenues over certain operating expenses	$1,792,455	$3,396,764

See accompanying notes.

Westway II Building
Notes to Statements of Revenues Over Certain Operating Expenses
For the year ended December 31, 2010 (audited)
and the six months ended June 30, 2011 (unaudited)

1. Description of Real Estate Property Acquired

On September 28, 2011, Wells Core Office Income REIT, Inc. (the “Registrant”), through a wholly-owned subsidiary, acquired a fee-simple interest in a ten-story office building (the "Westway II Building"). The Westway II Building contains approximately 242,000 rentable square feet and is located on approximately 4.74 acres of land in Houston, Texas. The Westway II Building was purchased from Dienna Nelson Augustine Company. Total consideration for the acquisition was approximately $70.3 million, exclusive of closing costs and net of $4.2 million of adjustments. The Registrant is a Maryland corporation that engages in the acquisition and ownership of commercial real estate properties throughout the United States. The Registrant was incorporated on July 3, 2007 and has elected to be taxed as a real estate investment trust for federal income tax purposes.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses is presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest, and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Westway II Building after its acquisition by the Registrant.

3. Significant Accounting Policies

Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased rental revenue by approximately $39,544 for the year ended December 31, 2010 and approximately $65,880 for the six months ended June 30, 2011.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Description of Leasing Arrangements

The Westway II Building is currently 100% leased to four tenants and anchored by GE Oil & Gas, Inc. (“GE Oil & Gas”), a subsidiary of GE Energy. The Westway II Building is the world headquarters of GE Oil & Gas, which leases approximately 76% of the building. GE Oil & Gas contributed 79% of the rental income for the year ended December 31, 2010 and 77% of the rental income for the six months ended June 30, 2011. Vallourec & Mannesmann Tubes Corporation ("Vallourec") leases approximately 18% of the building and contributed 21% of the rental income for the year ended December 31, 2010 and 21% of the rental income for the six months ended June 30, 2011.

5. Future Minimum Rental Commitments

At December 31, 2010, future minimum rental commitments for the years ended December 31 are as follows:

2011	$3,837,389
2012	4,565,932
2013	5,324,353
2014	5,528,333
2015	5,573,510
Thereafter	22,172,291
$47,001,808

Subsequent to December 31, 2010, GE Oil & Gas and Vallourec will contribute approximately 77% and 17%, respectively, of the future minimum rental income from the leases in place at that date.

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the six months ended June 30, 2011 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS CORE OFFICE INCOME REIT, INC.

Summary of Unaudited Pro Forma Financial Statements

This pro forma information should be read in conjunction with the consolidated financial statements and notes thereto of Wells Core Office Income REIT, Inc. (the "Registrant") included in its annual report filed on Form 10-K for the year ended December 31, 2010 and its quarterly report filed on Form 10-Q for the six months ended June 30, 2011. In addition, this pro forma information should be read in conjunction with the financial statements and notes thereto of certain acquired properties included in this current report.
The following unaudited pro forma balance sheet as of June 30, 2011 has been prepared to give effect to the acquisition of the Westway II Building as if the acquisition occurred on June 30, 2011. Other adjustments provided in the following unaudited pro forma balance sheet are comprised of certain pro forma financing-related activities, including, but not limited to, capital raised through the issuance of additional common stock through the acquisition date of the Westway II Building and pay-down of acquisition-related debt subsequent to the pro forma balance sheet date.
The following unaudited pro forma statement of operations for the six months ended June, 2011 has been prepared to give effect to the acquisitions of the Westway One Building, the Duke Bridges I and II Buildings, the Miramar Centre II Building, the 7601 Technology Way Building (the "Q1 & Q2 2011 Acquisitions") and the Westway II Building as if the acquisitions occurred on January 1, 2010.
The following unaudited pro forma statement of operations for the year ended December 31, 2010 has been prepared to give effect to the acquisitions of the Royal Ridge V Building and the 333 East Lake Building (collectively, the "2010 Acquisitions"), the Q1 & Q2 2011 Acquisitions, and the Westway II Building as if the acquisitions occurred on January 1, 2010.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the 2010 Acquisitions, the Q1 & Q2 2011 Acquisitions, and the Westway II Building been consummated as of January 1, 2010. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions of the Westway II Building acquisition. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS CORE OFFICE INCOME REIT, INC.
PRO FORMA BALANCE SHEET
JUNE 30, 2011
(in thousands)
(unaudited)

ASSETS

		Pro Forma Adjustments
	Wells Core Office Income REIT, Inc. Historical(a)	Westway II Building		Other		Pro Forma Total
Real estate assets, at cost:
Land	$21,060	$2,512	(b)	$—		$23,572
Buildings and improvements, less accumulated depreciation	122,685	58,760	(b)	—		181,445
Intangible lease assets, less accumulated amortization	19,977	7,937	(b)	—		27,914
Total real estate assets	163,722	69,209		—		232,931

Cash and cash equivalents	2,300	(799)	(c)	53,039	(d)	6,041
				(1,199)	(e)
				(47,300)	(f)
Tenant receivables	488	—		—		488
Prepaid expenses and other assets	259	—		—		259
Deferred financing costs, less accumulated amortization	4,084	—		—		4,084
Intangible lease origination costs, less accumulated amortization	6,061	2,210	(b)	—		8,271
Deferred lease costs, less accumulated amortization	879	—		—		879
Total assets	$177,793	$70,620		$4,540		$252,953

WELLS CORE OFFICE INCOME REIT, INC.
PRO FORMA BALANCE SHEET
JUNE 30, 2011
(in thousands)
(unaudited)

LIABILITIES AND STOCKHOLDERS' EQUITY

		Pro Forma Adjustments
	Wells Core Office Income REIT, Inc. Historical(a)	Westway II Building		Other		Pro Forma Total
Liabilities:
Lines of credit and notes payable	$86,300	$68,750	(g)	$(47,300)	(f)	$107,750
Accounts payable and accrued expenses	3,363	765	(h)	—		4,128
Due to affiliates	767	—		—		767
Distributions payable	246	—		—		246
Deferred income	744	—		—		744
Intangible lease liabilities, less accumulated amortization	—	1,105	(b)			1,105
Total liabilities	91,420	70,620		(47,300)		114,740

Redeemable Common Stock	674	—		—		674

Stockholders' Equity:
Common stock, $0.01 par value; 1,000,000,000 shares authorized; and 4,214,095 issued and outstanding as of June 30, 2011	42	—		24	(d)	66
Additional paid-in capital	93,269	—		53,015	(d)	146,284
Cumulative distributions in excess of earnings	(6,938)	—		(1,199)	(e)	(8,137)
Redeemable common stock	(674)	—		—		(674)
Total stockholders' equity	85,699	—		51,840		137,539
Total liabilities, redeemable common stock, and stockholders' equity	$177,793	$70,620		$4,540		$252,953

(a)	Historical financial information is derived from the Registrant's quarterly report filed on Form 10-Q as of June 30, 2011.
(b)	Reflects the purchase price of the assets and liabilities obtained by the Registrant in connection with the respective acquisition, net of any purchase price adjustments.
(c)	Represents cash used to fund purchase of the assets obtained by the Registrant in connection with the respective acquisition.
(d)
Reflects capital raised through issuance of additional common stock subsequent to June 30, 2011 through September 27, 2011, net of organizational and offering costs, commissions and dealer-manager fees.

(e)	Represents acquisition fees of 2.0% of gross offering proceeds raised described in note (d) above.
(f)	Reflects pay down of acquisition-related borrowings using capital raised described in note (d) above.
(g)
Represents amounts drawn on the Amended Regions Credit Facility that bears interest at rates equal to (1) LIBOR plus the applicable LIBOR margin (the “LIBOR Rate”) or (2) the greater of (a) the prime rate announced by Regions Bank, (b) the Federal Funds Effective Rate plus 0.5% or (c) the 30-day LIBOR (adjusted daily) plus 1.0%, plus the applicable base rate margin (the “Base Rate”). The applicable LIBOR margin may vary from 2.75% to 3.50% and the applicable base rate margin may vary from 1.75% to 2.25% based on our then-current leverage ratio.

(h)	Represents real estate tax liability assumed at acquisition.

The accompanying notes are an integral part of this statement.

WELLS CORE OFFICE INCOME REIT, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2011
(in thousands)
(unaudited)

		Pro Forma Adjustments
	Wells Core Office Income REIT, Inc. Historical(a)	Q1 & Q2 Acquisitions		Westway II Building		Pro Forma Total
Revenues:
Rental income	$3,750	$4,375	(b)	$2,068	(b)	$10,193
Tenant reimbursements	1,488	1,009	(c)	1,100	(c)	3,597
	5,238	5,384		3,168		13,790
Expenses:
Property operating costs	1,943	1,787	(d)	1,323	(d)	5,053
Asset and property management fees:
Related party	308	367	(e)	264	(e)	939
Other	54	—		—		54
Depreciation	1,274	1,353	(f)	1,037	(f)	3,664
Amortization	593	933	(g)	644	(g)	2,170
General and administrative	1,077	—		—		1,077
Acquisition fees and expenses	2,515	—		—		2,515
	7,764	4,440		3,268		15,472
Real estate operating income (loss)	(2,526)	944		(100)		(1,682)
Other income (expense):
Interest expense	(1,061)	(431)	(h)	(224)	(h)	(1,989)
		(273)	(i)
Interest and other income	3	—		—		3
	(1,058)	(704)		(224)		(1,986)

Income (loss) before income tax expense	(3,584)	240		(324)		(3,668)
Income tax expense	(29)	—		—		(29)
Net income (loss)	$(3,613)	$240		$(324)		$(3,697)
Per-share information - basis and diluted	$(1.60)					$(0.56)
Weighted-average common shares outstanding - basic and diluted	2,265					6,612

(a)	Historical financial information derived from the Registrant's quarterly report filed on Form 10-Q for the period ended June 30, 2011.
(b)
Rental income consists primarily of base rent, parking income and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2010.

(c)	Consists of operating cost reimbursements from tenants as defined by the respective leases.
(d)	Consists of property operating expenses, primarily made up of real estate taxes, insurance, utilities and maintenance and support services.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis.
(f)
Depreciation expense is calculated using the straight-line method based on the purchase price allocated to each building over a 40-year life; tenant improvements over the shorter of the lease term or the useful life, and site improvements over a 15-year life.

(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)
Represents additional interest expense that would have been incurred if the balance for the Amended Regions Credit Facility had an average outstanding balance of $96.7 million for the six months ended June 30, 2011, calculated using an interest rate of approximately 3.24%, which is calculated using an average LIBOR rate of 0.24% plus an applicable margin of 300 bps.

(i)
Represents additional interest expense that would have been incurred if the $24.9 million outstanding related to the Technology Way Loan had been entered into as of January 1, 2010, calculated using an interest rate of approximately 2.26%, which represents an average LIBOR rate of 0.26% plus an applicable margin of 200 bps.

The accompanying notes are an integral part of this statement.

WELLS CORE OFFICE INCOME REIT, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
(in thousands)
(unaudited)

		Pro Forma Adjustments
	Wells Core Office Income REIT, Inc. Historical(a)	2010 Acquisitions		Q1 & Q2 Acquisitions		Westway II Building		Pro Forma Total
Revenues:
Rental income	$657	2,541	(b)	$12,621	(b)	$4,018	(b)	$19,837
Tenant reimbursements	98	569	(c)	4,511	(c)	1,987	(c)	7,165
	755	3,110		17,132		6,005		27,002
Expenses:
Property operating costs	226	1,223	(d)	6,507	(d)	2,503	(d)	10,459
Asset and property management fees:
Related party	29	166	(e)	1,073	(e)	529	(e)	1,797
Other	15	—		—		—		15
Depreciation	252	838	(f)	4,149	(f)	2,074	(f)	7,313
Amortization	89	305	(g)	2,652	(g)	1,288	(g)	4,334
General and administrative	695			—		—		695
Acquisition fees and expenses	669			—		—		669
	1,975	2,532		14,381		6,394		25,282
Real estate operating income (loss)	(1,220)	578		2,751		(389)		1,720
Other income (expense):
Interest expense	(320)	(375)	(h)	(1,505)	(i)	(784)	(i)	(3,549)
				(565)	(j)
Interest and other income	—	—		—		—		—
	(320)	(375)		(2,070)		(784)		(3,549)

Income (loss) before income tax expense	(1,540)	203		681		(1,173)		(1,829)
Income tax expense	(4)			—		—		(4)
Net income (loss)	$(1,544)	203		$681		$(1,173)		$(1,833)
Per-share information - basis and diluted	$(13.48)							$(0.28)
Weighted-average common shares outstanding - basic and diluted	115							6,612

(a)	Historical financial information derived from the Registrant's annual report filed on Form 10-K for the year ended December 31, 2010.
(b)
Rental income consists primarily of base rent, parking income and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2010.

(c)	Consists of operating cost reimbursements from tenants as defined by the respective leases.
(d)	Consists of property operating expenses, primarily made up of real estate taxes, insurance, utilities and maintenance and support services.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis.
(f)
Depreciation expense is calculated using the straight-line method based on the purchase price allocated to each building over a 40-year life; tenant improvements over the shorter of the lease term or the useful life, and site improvements over a 15-year life.

(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)
Represents additional interest expense that would have been incurred if the $11.1 million outstanding related to the Royal Ridge V Loan had been entered into as of January 1, 2010 calculated using an interest rate of approximately 4.0% for the period from January 1, 2010 to October 7, 2010 (the acquisition date of the Royal Ridge V Building).

(i)
Represents additional interest expense that would have been incurred if the balance for the Amended Regions Credit Facility had an average outstanding balance of $96.7 million for the twelve months ended December 31, 2010, calculated using an interest rate of approximately 3.27%, which is calculated using an average LIBOR rate of 0.27% plus an applicable margin of 300 bps.

(j)
Represents additional interest expense that would have been incurred if the $24.9 million outstanding related to the Technology Way Loan had been entered into as of January 1, 2010, calculated using an interest rate of approximately 2.27%, which represents an average LIBOR rate of 0.27% plus an applicable margin of 200 bps.

The accompanying notes are an integral part of this statement.